UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

Home BancShares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Arkansas	000-51904	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100 Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Home BancShares, Inc. (the “Company”) was held on April 15, 2021.  The following items of business were presented to the shareholders:

(1)The fifteen directors were elected as proposed in the Proxy Statement dated March 5, 2021 (the “Proxy Statement”), under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	124,271,750	2,007,290	25,063,919
Brian S. Davis	121,075,401	5,203,639	25,063,919
Milburn Adams	104,088,548	22,190,492	25,063,919
Robert H. Adcock, Jr.	125,106,791	1,172,249	25,063,919
Richard H. Ashley	103,920,765	22,358,275	25,063,919
Mike D. Beebe	101,308,782	24,970,258	25,063,919
Jack E. Engelkes	103,635,769	22,643,271	25,063,919
Tracy M. French	123,339,860	2,939,180	25,063,919
Karen E. Garrett	125,668,475	610,565	25,063,919
James G. Hinkle	123,163,700	3,115,340	25,063,919
Alex R. Lieblong	123,164,482	3,114,558	25,063,919
Thomas J. Longe	124,021,268	2,257,772	25,063,919
Jim Rankin, Jr.	93,848,592	32,430,448	25,063,919
Larry W. Ross	125,856,618	422,422	25,063,919
Donna J. Townsell	123,270,123	3,008,917	25,063,919

(2)The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows: 71,316,611 votes for, 54,611,738 votes against, 350,691 votes abstaining and 25,063,919 broker non-votes.

(3)The Audit Committee’s selection and appointment of the accounting firm of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified with votes cast as follows: 150,557,015 votes for, 706,726 votes against, 79,218 votes abstaining and zero broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not treated as votes cast on a proposal.  Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	April 19, 2021	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer